Semiannual Report

Summit
Income
Funds

April 30, 2000

T. Rowe Price

Report Highlights

Summit Income Funds

o Rising interest rates challenged bonds, though money market issues and long-term Treasuries performed well.

o Low expenses, as well as sector and maturity strategy, helped the Summit Cash Reserves Fund increase its dividend.

o Reduced interest rate risk helped the Summit Limited-Term Bond Fund post a positive return that exceeded its benchmark.

o A focus on liquidity and yield, as well as low expenses, helped the Summit GNMA Fund post returns ahead of its Lipper group.

o In coming months, we will take a cautious view toward both interest rates and credit quality.



UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Sharply rising interest rates and volatility in the equity markets heavily influenced bond behavior during the six months ended April 30, 2000. Although long-term Treasury bonds did better than expected, most fixed-income issues struggled, leaving money market securities as the most stable performers. The Summit Income Funds weathered the challenges relatively well, with the Summit Cash Reserves Fund posting the best results.

     MARKET ENVIRONMENT

     The past six months have been a roller-coaster ride in the U.S. financial markets. After a period of broad optimism, in the past three months investors became concerned about economic overheating and began to seek out safer investment options. Their concern was fueled by recent economic data. First-quarter GDP growth, for example, steamed ahead at a 5.4% rate; at the same time, consumer demand rose 7%, and business fixed investment rose 17%. Signs of rising inflation began to creep into labor costs and basic goods. The Fed clearly indicated that it viewed economic growth as unsustainable and inflationary. Since beginning its tightening program a year ago, the Fed has pushed the federal funds rate up 125 basis points to 6% on April 30 (100 basis points equal one percent). At the time of this writing, the Fed raised this benchmark an additional 50 basis points.

Line Chart: Interest Rate Levels

            Current Coupon GNMA   5-Year Treasury Note    90-Day Treasury Bill

4/30/99     6.68                  5.15                    4.51
            7.05                  5.51                    4.65
            7.27                  5.76                    4.77

7/99        7.61                  5.75                    4.71
            7.77                  5.71                    4.97
            7.48                  5.81                    4.88

10/99       7.51                  6.09                    5.13
            7.64                  6.03                    5.28
            7.83                  6.33                    5.33

1/00        8.14                  6.63                    5.59
            8.01                  6.59                    5.81
            7.77                  6.42                    5.88

4/30/00     8                     6.42                    5.78


     For the most part, the bond market weakened in response to the Fed's tightening program. As indicated in the chart, over the past year yields on both the five-year Treasury note and 90-day Treasury bill soared by more than a point and a quarter. GNMA yields rose even more, by 132 basis points. Bond prices declined commensurately, but there was an anomaly in the Treasury market. After the beginning of 2000, prices of long-term Treasuries, which are normally very sensitive to rate increases, actually rose.

     The long-term Treasury rally was due partly to investor confidence in the ability of the Fed to tame inflation, but also to supply-and-demand dynamics. Flush with higher-than-expected tax receipts, the Treasury has issued fewer long-term bonds and announced its intention to buy back roughly $30 billion in longer-dated Treasuries early in 2000. This decline in supply inspired some panic buying, as institutions that invest in Treasuries rushed to stock up before the shortage became critical. It also coincided with a sharp pullback in the equity markets, which drove many stock investors to seek comfort in long-term Treasuries. Ultimately, long-term Treasury rates fell even as shorter-term rates rose, and the yield curve inverted.

     Investment-grade corporate bonds produced modestly positive total returns for the six-month period. Lower-quality bonds struggled, however, as rates rose and stocks fell. Mortgage rates rose notably for the period as a whole, but eased off after reaching two-year highs in February. One benefit of the higher yields on corporate and mortgage-backed bonds is that they now offer a significant advantage over similar-maturity Treasuries. Outside of the Treasury and municipal bond markets, mortgages outperformed all other fixed-income sectors.


Summit Cash Reserves Fund

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 4/30/00               6 Months         12 Months

Cash Reserves Fund                     2.79%             5.26%

Lipper Money Market
Funds Average                           2.54              4.82

     In an environment where any fixed-income investment was fortunate to post positive returns, money market results looked especially attractive. Your fund finished the six months with a 2.79% gain, contributing to a 5.26% advance for the year; both were well ahead of the Lipper Money Market Funds Average. These results benefited greatly from an increase in dividends per share, which rose $0.004 from the previous six-month period. Low fund expenses also contributed to a superior dividend and strong competitive yields.

     The fund's weighted average maturity fluctuated considerably during the past six months in response to conflicting pressures. In October 1999, it stood at a fairly conservative 62 days as the Fed began to tighten monetary policy. Our strategy shifted at year-end, however. The approach of Y2K brought about a brief but sharp reduction in supply and a resulting dip in short-term interest rates. To avoid excessive reinvestment at these lower rates, we lengthened average maturity to 70 days by December 31. We subsequently have brought maturity down, to 46 days by the end of April, mostly by reinvesting proceeds from maturing securities into shorter investments. This maturity level requires us to reinvest frequently, which can help yield when interest rates are rising. The fund continued to maintain a modest "barbell" in its maturity structure, dividing its investments between attractively yielding one-year instruments and one-month instruments whose yields are lower but rising rapidly.

     The portfolio's sector makeup changed somewhat. Our stake in Yankee CDs--certificates denominated in U.S. dollars but sold by foreign banks--increased from 8% to 22% of assets. Some aggressive foreign banks were offering Yankees at attractive rates compared with domestic CDs, and we took advantage of the opportunity.

     On the other hand, holdings in asset-backed securities declined. We consciously raised our exposure to this sector to 26% by late last year because we thought it would act as a hedge against any Y2K-related concerns. As we entered the new millennium uneventfully, we trimmed this sector to 21% to help improve overall diversification. Our stake in floating-rate notes also declined in the new year after reaching a high level late last year when a flood of supply made floater yields very attractive. Indeed, we more than doubled our position to 32% in October 1999. More recently, floating-rate note issuance has subsided, minimizing the yield advantage. Thus, as our positions have matured, we have reinvested in other areas, bringing exposure down to 22% by the end of April.


SUMMIT LIMITED-TERM BOND FUND

     The Fed's aggressive rate hikes had a harsh effect on shorter-term securities, making it difficult for your fund to make much headway. Nonetheless, it posted a positive return of 1.44% for the six months and stayed ahead of its Lipper group average. Twelve-month results of 1.87% also outdistanced the Lipper benchmark. Dividends per share did not rise but, due to the fund's relatively modest expenses, remained comparatively high within its peer group. Income helped compensate for a modest decline in share price from $4.48 to $4.41 during the six-month period.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 4/30/00               6 Months         12 Months
--------------------------------------------------------------------------------

Limited-Term Bond Fund                 1.44%             1.87%

Lipper Short Intermediate
Investment-Grade
Debt Funds Average                     1.29              1.68

     To defend against rising rates, we took steps to reduce the fund's interest rate exposure. We shortened weighted average maturity from 3.7 years to 3.4 years, and effective duration (a measure of sensitivity to movements in interest rates) fell correspondingly from 3.0 to 2.7 years. This effort provided increased protection against principal loss.

     Corporate bonds became a less attractive investment for us after October. Generally speaking, we believe that cost pressures may begin to threaten corporate balance sheets because rapid economic growth in the absence of inflation has resulted in higher production costs without the flexibility to pass those costs through to consumers. We have already seen corporate profit margins come under pressure, increasing the likelihood that credit quality will erode. Corporate bonds-particularly lower-rated high-yield issues-have already been hurt by deteriorating liquidity and declining prices. Therefore, we reduced corporate holdings from 47% of assets to 41% mainly by selling underperforming sectors, such as retail and consumer products, but also by trimming industrials, utilities, and telecom where risk appeared to have risen modestly. To keep the fund's yield competitive, the proceeds of these sales were deployed into AAA rated asset-backed securities, mortgage-backed securities, and Treasuries.


Pie Chart: Quality Diversification
--------------------------------------------------------------------------------
Summit Limited-Term Bond Fund

AAA               AA                A                BBB               BB

41                18                24               16                1

Based on net assets as of 4/30/00


     Quality diversification reflected our preference for high quality. The percentage of assets in AAA securities rose from 38% to 41% of assets, while AA and A holdings both climbed. Our stake in BBB rated issues fell from 21% to 16%-a positive considering the underperformance of these issues. Average portfolio credit quality remained at a solid AA.

     As inflation pressures have grown, we have increased our small but strategic allocation to Treasury inflation-protected securities (TIPS) by two percentage points. Our holdings now stand at 3% of assets. These securities have a lower coupon than traditional Treasuries, but their principal adjusts upward at the rate of inflation so that the securities provide a stable real return. They act as a good inflation hedge for short-term investors, and we expect that we will continue to use TIPS as long as the threat of inflation lingers.


SUMMIT GNMA FUND

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 4/30/00                       6 Months          12 Months
--------------------------------------------------------------------------------
GNMA Fund                                   1.33%             1.00%

Lipper GNMA Funds Average                   1.15              0.97

     Your fund struggled to adjust to continually rising interest rates, but managed to post a respectable 1.33% gain. This helped it surpass its Lipper peer group for both the past six and 12 months. Since the share price declined by $0.19 during the six-month period, returns came entirely from a healthy income level, aided by low expenses. The fund's 0.60% expense ratio is in the lowest quartile of the 57 funds in its Lipper peer group.

     During the period, concerns about the overheating economy along with dwindling supply encouraged investors to buy Treasuries despite rising rates. At the same time, many investors cut back on what they perceive as riskier bond investments. Collectively, these securities are known as "spread products" because they provide a yield bonus (often called a spread) over government-backed Treasuries to compensate for their higher risk potential. Although mortgages are generally high-quality investments and are usually considered to carry only modest risk, they do offer a yield spread and often underperform along with other spread products when investors are especially risk conscious. For this reason, your fund underperformed most Treasury investments.

     However, the fund did well relative to its peer group. One key strategy over the previous six months was to focus on issues that were attractively priced relative to their risk level. For example, we built up our position in comparatively high-yielding GNMA collateral holdings with 7.5% and 8% coupons. We also sold older discount bonds (whose coupons are comparatively low) in favor of more recently issued bonds with somewhat higher coupons. These moves worked in our favor as higher coupons outperformed lower coupons and more recent bonds outperformed older ones. Recently, we bought a small amount of FNMA mortgages because we felt they were cheap compared with GNMA mortgages, as well as some 15-year GNMA issues that appeared underpriced. We eliminated all Treasuries during the course of the period: this move has worked against us so far in 2000, but we expect that the yield advantage mortgages now offer over Treasuries should help their relative performance later in the year.

     Liquidity was also an important aspect of our strategy. We have for many quarters kept a stake in "structured" products-securities whose income distributions and principal gains are structured somewhat differently from a typical mortgage-backed bond. However, these products can become illiquid and fall in price when investors are favoring Treasuries. We were able to anticipate much of this problem. In December, when structured products were outperforming, we sold many of our holdings at a high point, and ultimately reduced our weighting in the area by five percentage points early in the first quarter to 10% of assets. This improved our overall liquidity and helped as structured products weakened during 2000.

     Our duration had been neutral, compared with our average Lipper competitor, from November through mid-January. At that time, we shortened to protect against rising rates. Ultimately, this approach proved unhelpful, and so, in early March, we returned to a neutral duration stance, which is where the fund stands today. As always, the credit quality of the portfolio remains high.


OUTLOOK

     Compared with past efforts to tighten the money supply, the Fed has been relatively easygoing about raising interest rates in recent months. However, the soft-pedal approach has not yet curbed inflationary pressures, and we expect the Fed to become more vigilant as 2000 wears on. After the period ended, the Fed raised short-term rates another 50 basis points, and more hikes are possible. Corporate profits are likely to be pinched as a result. We therefore expect to take a cautious approach in all the Summit Funds, limiting interest rate exposure where possible. We will also try to strike a balance between maintaining high credit quality and seeking out higher yields, which tend to hold up well when rates rise.

     In the Summit Cash Reserves Fund, we expect to keep overall portfolio maturity slightly shorter than the peer group average until it appears the Fed has finished raising rates. A modest maturity will also be part of the Summit Limited-Term Bond Fund's strategy, and we will be very selective about corporate bonds as we wait to see how corporate America reacts to the higher rate environment. In the Summit GNMA Fund, we will keep our focus on liquidity and look for opportunities to increase overall value.

     Respectfully submitted,


     Edward A. Wiese
     President

     May 25, 2000


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                10/31/99           4/30/00
Summit Cash Reserves Fund
--------------------------------------------------------------------------------

Price Per Share                                   $1.00             $1.00

Dividends Per Share

    For 6 months                                  0.024             0.028

    For 12 months                                 0.048             0.051

Dividend Yield (7-Day Compound) *                 5.24%             5.89%

Weighted Average Maturity (days)                    62                46

Weighted Average Quality **                    First Tier        First Tier


Summit Limited-Term Bond Fund
--------------------------------------------------------------------------------

Price Per Share                                  $4.48             $4.41

Dividends Per Share

    For 6 months                                  0.13              0.13

    For 12 months                                 0.26              0.26

Dividend Yield *

    For 6 months                                  5.81%             6.15%

    For 12 months                                 5.92              6.12

30-Day Standardized Yield                         6.37              6.66

Weighted Average Maturity (years)                  3.7               3.4

Weighted Average Effective Duration (years)        3.0               2.7

Weighted Average Quality ***                        AA                AA

                                                       (continued on next page)



T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                10/31/99          4/30/00
Summit GNMA Fund
--------------------------------------------------------------------------------

Price Per Share                                  $9.39             $9.20

Dividends Per Share

    For 6 months                                  0.31              0.31

    For 12 months                                 0.61              0.62

Dividend Yield *

    For 6 months                                  6.62%             6.87%

    For 12 months                                 6.75              6.93

30-Day Standardized Yield                         6.42              6.67

Weighted Average Maturity (years)                  9.1               8.7

Weighted Average Effective Duration (years)        5.0               4.7

Weighted Average Quality ***                       AAA               AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
*** Based on T. Rowe Price research.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                      Percent of    Percent of
                                                      Net Assets    Net Assets
                                                        10/31/99       4/30/00
Summit Cash Reserves Fund
--------------------------------------------------------------------------------
U.S. Negotiable Bank Notes                                    9%           4%

Certificates of Deposit                                      26           33

     Domestic Negotiable CDs                                  5            6

     Eurodollar Negotiable CDs                               13            5

     U.S. Dollar Denominated Foreign Negotiable CDs           8           22

Commercial Paper and Medium-Term Notes                       61           61

     Asset-Backed                                            26           21

     Banking                                                 13           12

     Finance and Credit                                       2            5

     Insurance                                                4            4

     Auto and Related                                         3            4

     All Other                                               13           15

Foreign Government and Municipalities                        --           --

Funding Agreements                                            3            1

Other Assets Less Liabilities                                 1            1
--------------------------------------------------------------------------------

Total                                                       100%         100%

Fixed-Rate Obligations                                       68           78

Floating-Rate Instruments                                    32           22

                                                        (continued on next page)



T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------
Portfolio Highlights

SECTOR DIVERSIFICATION

                                                      Percent of    Percent of
                                                      Net Assets    Net Assets
                                                       10/31/99      4/30/00
Summit Limited-Term Bond Fund
--------------------------------------------------------------------------------
Corporate Bonds and Notes                                 47%          41%

  Banking and Finance                                     10           10

  Consumer Products and Services                          13            8

  Utilities                                                8            7

  Industrials                                              9            7

  Transportation                                           2            4

  Media and Communications                                 4            3

  All Other                                                1            2

Asset-Backed Securities                                   12           14

Mortgage-Backed Securities                                18           23

U.S. Government Obligations                               18           20

  U.S. Treasuries                                         10           12

  Government Agency Obligations                            8            8

Money Market Funds*                                        5            1

Other Assets Less Liabilities                              -            1
--------------------------------------------------------------------------------

Total                                                    100%        100%


Summit GNMA Fund
--------------------------------------------------------------------------------

GNMA                                                      92%         97%

U.S. Government Agencies                                   3           2

Agency-Backed STRIPS                                       1           1

Asset-Backed Securities                                    3           -

Money Market Funds*                                        3           2

Other Assets Less Liabilities                             -2          -2
--------------------------------------------------------------------------------

Total                                                    100%        100%

*See note at end of financial statements.



T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $25,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Line Chart: SUMMIT CASH RESERVES FUND
--------------------------------------------------------------------------------

                  Index         SCR Fund     SCR Fund Area

10/29/1993        25000         25000        25000

4/94              25335         25372        25372

4/95              26491         26617        26617

4/96              27873         28088        28088

4/97              29227         29538        29538

4/98              30712         31133        31133

4/99              32174         32731        32731

4/00              33767         34452        34452


Line Chart: SUMMIT LIMITED-TERM BOND FUND
--------------------------------------------------------------------------------

                  Merrill       Lipper       Summit Ltd line    Summit Ltd area

10/29/93          25000         25000        25000              25000

4/94              24646         24249        24455              24455

4/95              26153         25599        25620              25620

4/96              28097         27467        27045              27045

4/97              29847         29150        28620              28620

4/98              32199         31403        30920              30920

4/99              34237         33025        32600              32600

4/00              35192         33592        33208              33208


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

Line Chart: SUMMIT GNMA FUND
--------------------------------------------------------------------------------

                  Salomon       Lipper       Summit Line       Summit Area

10/29/93          25000         25000        25000             25000

4/94              24463         24229        24629             24629

4/95              26496         25912        26425             26425

4/96              28840         27998        28502             28502

4/97              31166         29945        30474             30474

4/98              34237         32863        33722             33722

4/99              36358         34637        35594             35594

4/00              37208         35032        35950             35950


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since    Inception
Periods Ended 4/30/00       1 Year   3 Years   5 Years   Inception         Date
--------------------------------------------------------------------------------

Summit Cash Reserves Fund    5.26%     5.26%     5.30%       5.06%     10/29/93

Summit Limited-Term Bond     1.87      5.08      5.33        4.46      10/29/93

Summit GNMA Fund             1.00      5.66      6.35        5.75      10/29/93

Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


T. Rowe Price Summit Cash Reserves Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                     6 Months      Year
                        Ended     Ended
                      4/30/00  10/31/99  10/31/98  10/31/97  10/31/96  10/31/95

NET ASSET VALUE
Beginning of
 period                $1.000    $1.000    $1.000    $1.000    $1.000    $1.000

Investment activities
  Net investment
  income (loss)         0.028     0.048     0.052     0.052     0.051     0.055

Distributions
  Net investment
  income               (0.028)   (0.048)   (0.052)   (0.052)   (0.051)   (0.055)

NET ASSET VALUE
End of period          $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                     -----------------------------------------------------------

Ratios/
Supplemental Data

Total return(diamond)   2.79%     4.87%     5.35%     5.33%     5.23%     5.68%

Ratio of total
expenses to average
net assets              0.45%!    0.45%     0.45%     0.45%     0.45%     0.45%

Ratio of net
investment income
(loss) to average
net assets              5.53%!    4.78%     5.24%     5.18%     5.09%     5.55%

Net assets,
end of period
(in millions)          $2,741    $2,441    $1,885    $1,303      $742      $433

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

! Annualized The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Limited-Term Bond Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                     6 Months      Year
                        Ended     Ended
                      4/30/00  10/31/99  10/31/98  10/31/97  10/31/96  10/31/95


NET ASSET VALUE


Beginning of
  period                $4.48     $4.69     $4.61     $4.60     $4.65     $4.64

Investment activities
  Net investment
  income (loss)          0.13      0.26      0.28      0.29      0.30      0.32

  Net realized
  and unrealized
  gain (loss)           (0.07)    (0.21)     0.08      0.01     (0.05)     0.01

  Total from
  investment
  activities             0.06      0.05      0.36      0.30      0.25      0.33

Distributions

  Net investment
  income                (0.13)    (0.26)    (0.28)    (0.28)    (0.29)    (0.31)

  Tax return of
  capital                   -         -         -     (0.01)    (0.01)    (0.01)

  Total
  distributions         (0.13)    (0.26)    (0.28)    (0.29)    (0.30)    (0.32)

NET ASSET VALUE
End of period           $4.41     $4.48     $4.69     $4.61     $4.60     $4.65
                     -----------------------------------------------------------

Ratios/
Supplemental Data

Total return(diamond)   1.44%     1.06%     7.97%     6.73%     5.48%     7.36%

Ratio of total
expenses to average
net assets              0.55%!    0.55%     0.55%     0.55%     0.55%     0.55%

Ratio of net
investment income
(loss) to average
net assets              6.03%!    5.65%     5.96%     6.28%     6.43%     6.85%

Portfolio turnover
rate                    81.4%!    42.2%     52.0%     74.5%    116.1%     84.3%

Net assets,
end of period
(in thousands)        $47,722   $52,992   $40,904  $ 29,620   $25,984   $27,004

(diamond)      Total return reflects the rate that an investor would
               have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!              Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------
Unaudited


For a share outstanding throughout each period

Financial Highlights

                     6 Months      Year
                        Ended     Ended
                      4/30/00  10/31/99  10/31/98  10/31/97  10/31/96  10/31/95

NET ASSET VALUE
Beginning of period     $9.39     $9.87     $9.83     $9.65     $9.81     $9.15

Investment activities

  Net investment
  income (loss)          0.31      0.61      0.64      0.67      0.67      0.70

  Net realized
  and unrealized
  gain (loss)           (0.19)    (0.48)     0.04      0.18     (0.16)     0.66

  Total from
  investment
  activities             0.12      0.13      0.68      0.85      0.51      1.36

Distributions

  Net investment
  income                (0.31)    (0.61)    (0.64)    (0.64)    (0.62)    (0.67)

  Tax return
  of capital                -         -         -     (0.03)    (0.05)    (0.03)

  Total
  distributions         (0.31)    (0.61)    (0.64)    (0.67)    (0.67)    (0.70)

NET ASSET VALUE
End of period           $9.20     $9.39     $9.87     $9.83     $9.65     $9.81
                     -----------------------------------------------------------

Ratios/
Supplemental Data

Total return(diamond)   1.33%     1.39%     7.10%     9.17%     5.47%    15.43%

Ratio of total
expenses to average
net assets              0.60%!    0.60%     0.60%     0.60%     0.60%     0.60%

Ratio of net
investment income
(loss) to average
net assets              6.74%!    6.41%     6.47%     6.91%     6.99%     7.40%

Portfolio
turnover rate           57.5%!    89.9%     83.8%    111.8%    136.1%    173.8%

Net assets,
end of period
(in thousands)        $57,812   $63,843   $46,571   $29,530   $24,718   $22,777

(diamond) Total return reflects the rate that an investor
          would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!         Annualized


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Cash Reserves Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2000


Statement of Net Assets                                     Par        Value
--------------------------------------------------------------------------------
                                                             In thousands


BANK NOTES  3.8%

Comerica Bank, VR

     6.08%, 5/15/00                                  $   15,000   $   14,998

     6.153%, 5/1/00                                       8,000        7,999

Kansallis-Osake-Pankki, 6.375%, 8/15/00                  10,000       10,013

Key Bank North America, VR, 6.07%, 5/26/00               15,000       14,999

National City Bank, VR, 6.203%, 5/30/00                  25,000       24,992

U.S. Bank North America, VR, 6.08%, 5/17/00              25,000       24,996

Westpac Banking, VR, 6.168%, 5/4/00                       5,000        4,999

Total Bank Notes (Cost  $102,996)                                    102,996


CERTIFICATES OF DEPOSIT  33.0%

Allfirst Bank, 6.13%, 5/10/00                             5,000        5,000

Banco Bilbao Vizcaya, 5.60%, 6/12/00                     19,900       19,899

Bank of Scotland, 5.90%, 8/31/00                          5,000        4,997

Bank of Austria

     5.93%, 9/7/00                                        7,000        6,996

     6.185%, 12/1/00                                     20,000       19,993

Bank of Nova Scotia, 6.22%, 12/4/00                      10,000        9,995

Banque Paribas, 6.75%, 3/19/01                           10,000        9,996

Bayerische Hypo-Und Vereinsbank, 6.10%, 5/18/00          26,500       26,500

Canadian Imperial Bank of Commerce

     6.06%, 5/11/00                                      31,500       31,500

     6.07%, 5/4/00                                       25,000       25,000

     6.20%, 8/1/00                                        1,650        1,651

Chase Manhattan Bank (USA), 5.365%, 5/22/00              24,500       24,488

Commerzbank

     5.90%, 8/9/00                                       11,000       10,997

  (London), 6.05%, 6/16/00                               25,000       25,000

Credit Agricole Indosuez, VR

     6.12%, 5/8/00                                       10,000        9,997

     6.123%, 5/1/00                                      20,000       19,991

Credit Communal De Belgique, VR, 6.101%, 5/30/00         20,000       19,997

Deutsche Bank, 6.19%, 12/1/00                            10,000        9,996

Dresdner Bank, VR, 6.115%, 5/24/00                       20,000       19,998

First National Bank of Maryland

   VR

     5.54%, 6/21/00                                  $    8,100   $    8,092

     6.088%, 5/8/00                                      15,000       14,999

First Union National Bank, VR, 6.16%, 5/17/00             4,000        4,000

Halifax, 6.05%, 6/7/00                                   48,000       48,000

Huntington National Bank, 6.26%, 10/27/00                10,000        9,998

Landesbank Hessen-Thuringen, 6.02%, 6/1/00               23,000       23,000

Lloyds TSB Bank, 6.34%, 8/31/00                          31,500       31,502

Merita Bank, 6.09%, 10/10/00                             10,000        9,998

Natexis Banque, 6.06%, 5/8/00                            30,000       30,000

Norddeutsche Landesbank Girozentrale, (London)

     6.02%, 5/31/00                                      49,000       49,000

     6.23%, 12/4/00                                      25,000       24,990

Northern Trust, 6.36%, 8/31/00                           40,000       40,007

Rabobank, 6.06%, 5/26/00                                 44,500       44,501

Royal Bank of Scotland, 6.00%, 5/31/00                   25,000       25,000

Skandinaviska Enskilda Banken, VR, 6.125%, 5/24/00       10,000        9,999

Societe Generale

  VR

     6.085%, 5/16/00                                     20,000       19,998

     6.235%, 12/4/00                                     10,000        9,996

Toronto Dominion, 6.21%, 7/20/00                         47,500       47,500

UBS

     5.29%, 5/22/00                                         500          500

     5.51%, 6/5/00                                       10,000       10,000

     5.60%, 6/26/00                                       1,000          999

     5.80%, 8/2/00                                       15,000       14,984

     6.01%, 8/14/00                                      10,000        9,998

     Unibank A/S, 5.92%, 8/7/00                          10,000        9,999

Union Bank of California, VR, 6.133%, 5/1/00             15,000       15,000

Westdeutsche Landesbank

     6.01%, 6/6/00                                       30,000       29,999

     6.02%, 5/30/00                                      25,000       25,000

Wilmington Trust

     6.09%, 6/9/00                                       14,500       14,501

     6.23%, 10/23/00                                     20,000       19,994

Total Certificates of Deposit (Cost  $903,545)                       903,545


COMMERCIAL PAPER  43.6%

Albertsons, VR, 4(2), 6.11%, 5/15/00                 $   10,000   $    9,999

Alpine Securitization, 4(2)

     6.03%, 5/10/00                                      19,000       18,971

     6.04%, 5/17/00                                      37,000       36,901

Anheuser Busch, 6.04%, 5/1/00                            14,999       14,999

AON, 6.10%, 5/2 - 5/8/00                                 41,500       41,481

Asset Securitization Cooperative, 4(2)

     6.03%, 5/23/00                                      19,000       18,930

     6.05%, 5/4/00                                       46,500       46,477

AT&T, VR, 4(2), 6.24%, 7/13/00                           30,000       29,998

AWB Finance Limited, 6.07%, 5/17/00                      20,000       19,946

Bavaria TRR, 4(2), 6.05%, 5/23/00                        20,200       20,125

CBA (Delaware) Finance, 5.75%, 5/22/00                   10,000        9,966

Citicorp, 6.03%, 5/25/00                                 40,000       39,839

Coca-Cola, 4(2), 6.05%, 5/17/00                          25,000       24,933

Corporate Asset Funding, 4(2), 6.02%, 5/1/00             16,264       16,264

Corporate Receivables

     6.06%, 5/19/00                                      25,000       24,924

     6.07%, 6/6/00                                       30,000       29,818

Delaware Funding, 4(2)

     6.03%, 5/18/00                                      30,000       29,914

     6.05%, 5/25/00                                       9,234        9,197

Deutsche Bank Financial, 6.02%, 5/16/00                  17,515       17,471

Dover Corp., 4(2), 6.13%, 2/28/01                        16,000       16,000

Enterprise Funding, 4(2)

     6.04%, 5/16/00                                       1,509        1,505

     6.07%, 5/23/00                                       8,800        8,768

Falcon Asset Securitization, 4(2), 6.03%, 5/24/00        20,666       20,586

Finova Capital, 6.10%, 5/2/00                            20,000       19,997

France Telecom

     6.02%, 5/18/00                                      25,000       24,929

     6.04%, 5/25/00                                      12,000       11,952

GE Capital International Funding, 6.05%, 5/8/00          25,000       24,971

Golden Funding, 4(2)

     6.06%, 5/2 - 5/19/00                                22,033       22,015

     6.07%, 5/12/00                                       1,425        1,422

Greenwich Funding, 4(2)

     6.02%, 5/15/00                                  $   15,000   $   14,965

     6.04%, 5/15 - 5/23/00                               24,000       23,920

     6.05%, 5/26/00                                       5,000        4,979

International Lease Finance, 6.13%, 5/3/00               20,000       20,000

Kitty Hawk Funding, 4(2), 6.06%, 5/22/00                 30,000       29,894

Market Street Funding, 6.05%, 5/19/00                    15,188       15,142

Merck and Company, 6.00%, 5/19/00                        25,000       24,925

Metlife Funding, 6.00%, 5/3/00                           33,848       33,837

Motiva Enterprises, 6.02%, 5/22/00                       15,000       14,947

Park Avenue Receivables

     6.04%, 5/22/00                                      25,000       24,912

     6.06%, 5/3/00                                       47,000       46,984

     6.07%, 5/23/00                                      25,000       24,907

Preferred Receivables Funding

     6.04%, 5/17 - 5/30/00                               54,000       53,801

R.R. Donnelly & Sons, 6.02%, 5/23/00                     27,425       27,324

Sara Lee Corporation

     6.08%, 5/8/00                                       18,500       18,500

     6.10%, 5/23/00                                      16,400       16,400

Statoil, 6.00%, 5/2/00                                   40,000       39,993

Sysco, 4(2)

     6.07%, 5/22/00                                      25,000       24,911

     6.08%, 5/22/00                                      10,000        9,965

Three River Funding, 6.07%, 5/22/00                       2,843        2,833

Trident Capital Finance, 4(2), 6.03%, 5/9/00             20,500       20,473

Tulip Funding, 6.04%, 5/18/00                            19,500       19,444

Variable Funding Capital

     6.03%, 5/5/00                                       30,000       29,980

     6.05%, 5/4/00                                        9,000        8,995

Woolwich Building Society, 5.75%, 5/5/00                    800          800

ZCM Matched Funding

     6.02%, 5/17/00                                      25,000       24,933

     6.06%, 5/18/00                                       5,000        4,986

Total Commercial Paper (Cost  $1,195,048)                          1,195,048


MEDIUM-TERM NOTES  17.4%

AT&T Capital, VR, 6.971%, 12/1/00                    $   30,000   $   30,115

Abbey National Treasury Services, 5.92%, 8/7/00          20,000       19,998

Associates Manufactured Housing Pass Through Trust

   VR, (144a), 6.36%, 5/15/00                            13,970       13,970

Banc One, VR, 6.383%, 6/26/00                            14,500       14,520

Bank of Scotland Treasury Services,

   VR, 6.283%, 7/19/00                                   30,000       29,997

Bank One, VR, 6.416%, 1/16/01                             8,500        8,507

Beta Finance

     6.15%, 10/6/00                                      20,000       20,000

     6.75%, 3/15/01                                       5,000        5,000

Caterpillar Financial Services

     5.88%, 12/13/00                                      1,500        1,497

     8.85%, 3/15/00                                       1,150        1,160

  VR, 6.11%, 7/10/00                                      7,000        7,000

Chrysler Financial, 6.625%, 6/26/00                       5,000        5,005

Ciesco VR, (144a)

     6.11%, 5/16/00                                      30,000       29,997

     6.15%, 8/17/00                                      15,000       14,999

Citicorp, VR, 6.165%, 5/10/00                             5,000        5,000

Colgate Palmolive, VR, 5.998%, 5/8/00                    10,000        9,997

DaimlerChrysler North America Holdings,

  VR, 6.113%, 5/30/00                                    20,000       19,998

Diageo PLC, 6.24%, 6/5/00                                10,000        9,996

Electronic Data Systems, 6.85%, 5/15/00                   4,000        4,001

Ford Capital BV, 10.125%, 11/15/00                        5,900        6,014

Ford Motor Credit, VR

     6.058%, 5/18/00                                     10,000        9,997

     6.27%, 10/2/00                                      10,000        9,996

General Electric Capital, VR, 6.101%, 6/1/00             10,000        9,999

General Motors Acceptance Corporation,

  VR, 6.253%, 7/20/00                                    16,360       16,358

Goldman Sachs Group

     6.11%, 5/17/00                                      10,000       10,000

  (144a), 6.20%, 12/15/00                                 1,200        1,200

GTE, VR,  6.165%, 6/12/00                                10,000        9,999

Heller Financial

     6.42%, 8/25/00                                       3,400        3,402

     6.435%, 8/8/00                                       1,900        1,901

Heller Financial

  VR

     6.35%, 7/3/00                                   $   10,000   $   10,000

     6.38%, 7/3/00                                       10,000       10,003

Hydro Quebec, 9.23%, 12/4/00                              1,500        1,524

IBM Corp., VR, 6.275%, 7/28/00                           10,000        9,998

John Deere Capital Corp., 6.26%, 6/21/00                 10,000       10,003

National Rural Utilities, VR, 6.133%, 5/2/00             10,000       10,000

Northern Rock, VR, (144a), 6.13%, 5/22/00                20,000       20,000

Nynex Capital Funding, 9.42%, 6/1/00                      1,000        1,003

Paccar Financial, 5.65%, 2/15/00                          5,000        4,997

R.R. Donnelley & Sons, 9.125%, 12/1/00                    4,040        4,104

Rabobank Optional Redemption Trust,

  VR, 6.13%, 5/17/00                                      2,563        2,563

Sigma Finance, (144a), 6.75%, 3/15/01                    18,000       18,000

Strategic Money Market Trust 2000-B,

  VR, 6.15%, 6/15/00                                     20,000       20,000

Toyota Motor Credit, VR, 6.20%, 7/12/00                  25,000       24,986

Total Medium-Term Notes (Cost  $476,804)                             476,804


FUNDING AGREEMENTS  1.6%

Allstate Life Insurance, VR, 6.217%, 5/1/00              10,000       10,000

Peoples Benefit Life Insurance, VR

     6.27%, 5/1/00                                       20,000       20,000

     6.28%, 5/1/00                                       10,000       10,000

Protective Life Insurance, VR, 6.251%, 6/1/00             5,000        5,000

Total Funding Agreements (Cost  $45,000)                              45,000

Total Investments in Securities

99.4% of Net Assets (Cost $2,723,393)                             $2,723,393

Other Assets Less Liabilities                                         17,639

NET ASSETS                                                        $2,741,032
                                                                  ----------
Net Assets Consist of:

Accumulated net realized gain/loss - net of distributions                $10
Paid-in-capital applicable to 2,741,021,845 shares of $0.0001 par value capital stock outstanding;

4,000,000,000 shares of the Corporation authorized                 2,741,022

NET ASSETS                                                        $2,741,032
                                                                  ----------

NET ASSET VALUE PER SHARE                                              $1.00
                                                                  ----------


   VR  Variable Rate
 4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers- total of such securities at period-end amounts to 3.6% of net assets.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Limited-Term Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2000

Statement of Net Assets                               Par/Shares       Value
--------------------------------------------------------------------------------
                                                            In thousands


CORPORATE BONDS AND NOTES  40.7%

Banking and Finance  10.5%

ABN AMRO Bank (Chicago), N.V., Gtd. Sub. Notes

     7.25%, 5/31/05                                  $      340   $      328

AIG Sunamerica Global Financing, Sr. Notes

     (144a), 7.40%, 5/5/03                                  450          450

Banco Generale, Sr. Sub. Notes, (144a), 7.70%, 8/1/02       250          241

CIT Group, 5.50%, 2/15/04                                   450          414

Finova Capital, MTN, 5.98%, 2/27/01                          65           63

First USA Bank, 7.00%, 8/20/01                               65           65

General Electric Capital, MTN, 6.15%, 11/5/01               285          281

HSBC Finance Nederland, Sub. Gtd. Notes,

  (144a), 7.40%, 4/15/03                                    160          158

Intermediate American Development Bank,

     6.375%, 10/22/07                                       175          166

Kansallis-Osake-Pankki (New York),

  Sub. Notes, 10.00%, 5/1/02                                325          339

Marsh & McLennan, Sr. Notes, 6.625%, 6/15/04                450          430

MBNA, Sub. Notes, 7.25%, 9/15/02                            165          162

Mercantile Safe Deposit & Trust, 6.53%, 7/3/00              300          300

Merrill Lynch

     6.81%, 6/13/02                                         225          222

     7.00%, 3/15/06                                         225          216

Morgan Guaranty Trust, Sub. Notes, 7.375%, 2/1/02           115          115

Potomac Capital Investment, MTN,

  (144a), 7.55%, 11/19/01                                   225          224

Provident Bank, Sub. Notes, 7.125%, 3/15/03                 225          217

Republic of New York, 8.875%, 2/15/01                       160          162

Salomon Smith Barney, 7.30%, 5/15/02                        300          299

Union Planters, Sub. Notes, 6.25%, 11/1/03                  160          151

                                                                       5,003

Consumer Products and Services  8.4%

Beckman Instruments, Sr. Notes, 7.10%, 3/4/03               315          300

Coca-Cola Femsa, 8.95%, 11/1/06                             180          180

Comcast Cable Communications, 6.20%, 11/15/08               360          316

Federated Department Stores, Sr. Notes,

  8.125%, 10/15/02                                          450          452

Grand Metropolitan Investment, Zero Coupon, 1/6/04          675          511

Johnson & Johnson, 6.625%, 9/1/09                           380          363

Nabisco, 6.125%, 2/1/33                                     260          239

PepsiCo, MTN, 5.75%, 1/2/03                                 250          240

Sony, 6.125%, 3/4/03                                        375          364

Viacom, 6.75%, 1/15/03                                      190          185

Wal-Mart Stores, 6.55%, 8/10/04                      $      675   $      656

Watson Pharmaceuticals, 7.125%, 5/15/08                     240          211

                                                                       4,017

Energy  0.8%

PDV America, Sr. Notes, 7.875%, 8/1/03                      205          191

YPF Sociedad Anonima, 7.25%, 3/15/03                        190          183

                                                                         374

Industrials  6.7%

Caterpillar Financial Services, 6.875%, 8/1/04              450          435

DaimlerChrysler, 7.125%, 3/1/02                             450          447

Eaton Offshore, Gtd. Notes, 9.00%, 2/15/01                  330          335

Ford Motor Credit, 7.50%, 3/15/05                           225          222

Lockheed Martin, 6.75%, 3/15/03                             205          197

Parker Hannifin, MTN, 5.65%, 9/15/03                        450          423

Toyota Motor Credit, 5.625%, 11/13/03                       450          426

United Technologies, 6.625%, 11/15/04                       450          434

Waste Management, 6.625%, 7/15/02                           310          288

                                                                       3,207

Media and Communications  3.4%

360 Communications, Sr. Notes, 7.125%, 3/1/03               450          444

Sprint Capital, 5.70%, 11/15/03                             340          320


US West Capital Funding, 6.875%, 8/15/01                    450          447

Vodafone Airtouch, (144a), 7.625%, 2/15/05                  390          388

                                                                       1,599

Transportation  4.1%

Amerco, Sr. Notes, 8.80%, 2/4/05                            450          427

Delta Air Lines

     7.90%, 12/15/09                                        270          252

     ETC, 9.60%, 5/26 - 6/1/00                              172          172

ERAC USA Finance, (144a), 6.375%, 5/15/03                   175          165

Gatx Capital, 6.875%, 11/1/04                               225          211

Norfolk Southern

     6.95%, 5/1/02                                          450          443

     7.875%, 2/15/04                                        125          124

Northwest Airlines, 8.375%, 3/15/04                         190          170

                                                                       1,964

Utilities  6.8%

CE Electric UK Funding, Sr. Notes, (144a),

  6.853%, 12/30/04                                          270          260

Cleveland Electric, 7.19%, 7/1/00                           190          190

Entergy Mississippi, 6.45%, 4/1/08                   $      345   $      322

National Rural Utilities Cooperative Finance,

  5.00%, 10/1/02                                            450          426

Niagara Mohawk Power

     Sr. Disc. Notes, 7.375%, 7/1/03                        253          248

     Sr. Notes, 7.25%, 10/1/02                              255          251

Pacific Gas & Electric, 1st Mtg. Bonds,
  8.75%, 1/1/01                                             215          217

Public Service Electric & Gas, 1st Mtg. Bonds,

  8.875%, 6/1/03                                            240          241

Texas NM Power

     1st Mtg. Notes, 9.25%, 9/15/00                         200          201

     Secured Deb., 10.75%, 9/15/03                          225          226

Utilicorp United, Sr. Notes, 7.00%, 7/15/04                 450          427

Williams Companies, 6.125%, 2/15/12                         240          232

                                                                       3,241

Total Corporate Bonds and Notes (Cost  $20,119)                       19,405


U.S. GOVERNMENT OBLIGATIONS/

AGENCIES  20.3%

U.S. Government Agency Obligations  7.9%

Federal Home Loan Banks, 5.125%, 9/15/03                  2,750        2,580

Federal National Mortgage Assn.

     4.625%, 10/15/01                                       475          460

     6.375%, 6/15/09                                        292          273

     7.65%, 10/6/06                                         280          275

U.S. Department Housing & Urban Development,

  6.49%, 8/1/07                                             200          195

                                                                       3,783

U.S. Treasury Obligations  12.4%

U.S. Treasury Inflation-Indexed Notes,

  3.625%, 7/15/02                                         1,404        1,400

U.S. Treasury Notes

     4.25%, 11/15/03                                      3,345        3,103

     7.25%, 5/15/04                                       1,400        1,431

                                                                       5,934

Total U.S. Government Obligations/Agencies (Cost $9,958)               9,717


U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  16.8%

U.S. Government Agency Obligations  12.9%

Federal Home Loan Mortgage

     6.00%, 2/15/08 - 5/15/16                             2,207        2,155

Federal Home Loan Mortgage

     6.40%, 1/15/08                                  $      450   $      440

     10.75%, 12/1/09                                         76           81

     7-Year Balloon, 6.50%, 5/1/05                          124          122

  CMO

     5.75%, 6/15/10                                         859          842

     6.92%, 1/25/12                                           3            3

  REMIC

     6.00%, 8/15/06 - 1/15/08                               834          810

     6.50%, 4/15/21                                         450          437

Federal National Mortgage Assn.

     6.00%, 11/1/13                                         347          327

     7.00%, 4/1/09                                          204          201

     9.00%, 5/1/05                                          115          117

  REMIC, 9.00%, 1/25/08                                     614          626

                                                                       6,161

U.S. Government Guaranteed Obligations  3.9%

Government National Mortgage Assn.

  I

     7.00%, 9/15/12                                         875          859

     8.00%, 5/15/07                                         583          586

     10.00%, 11/15/09 - 10/15/21                            266          285

  II, 10.00%, 10/20/20                                       60           64

  Midget, I

     9.00%, 4/15 - 12/15/01                                  15           15

     10.00%, 8/15/00 - 4/15/01                               37           37

     10.50%, 8/15/00 - 2/15/01                               17           17

                                                                       1,863

Total U.S. Government Mortgage-Backed
Securities (Cost  $8,215)                                              8,024


ASSET-BACKED SECURITIES  14.3%
Advanta Equipment Receivables, 7.56%, 2/15/07               340          339

Banc One Auto Grantor Trust, 6.27%, 11/20/03                 42           42

BMW Vehicle Owner Trust, 6.54%, 4/25/04                     450          444

California Infrastructure & Economic

     6.38%, 9/25/08                                         500          476

     6.42%, 9/25/08                                         400          382

Comed Transitional Funding Trust, 5.44%, 3/25/07            530          486

Dayton Hudson Credit Card Master Trust,
  5.90%, 5/25/06                                     $      450   $      434

Fingerhut Master Trust, 6.07%, 2/15/05                      320          318

First USA Secured Notes Trust, 6.50%, 1/18/06               450          433

Harley Davidson Eaglemark

     5.94%, 2/15/04                                         113          112

     6.35%, 10/15/02 !                                       29           29

Heller Equipment Asset Trust, 6.65%, 3/14/04                450          445

MBNA Asset Backed Note Trust, 7.90%, 7/16/07                450          452

MBNA Credit Card Trust, 7.45%, 4/16/07                      225          222

MMCA Auto Owner Trust, 6.80%, 8/15/03                       450          448

Neiman Marcus Credit Master Trust, 7.60%, 6/15/03           150          150

New Holland Equipment Receivables, 6.80%, 12/15/07 !        450          444

Onyx Acceptance Owner Trust, 5.83%, 3/15/04                 450          438

Peco Energy Transport Trust, 5.63%, 3/1/05                  270          260

WFS Financial Owner Trust, 7.41%, 9/20/07                   450          447

Total Asset-Backed Securities (Cost  $6,961)                           6,801



NON-U.S. GOVERNMENT MORTGAGE-BACKED

SECURITIES  5.5%

EQCC Home Equity Loan Trust, 6.159%, 4/15/08                325          309

GMAC Commercial Mortgage Securities, 6.15%, 5/15/35         408          388

LB Commercial Conduit Mortgage Trust, 6.41%, 8/15/07        522          500

Prudential Securities, 6.074%, 1/15/08                      579          545

Residential Accredit Loans, 7.25%, 11/25/27                 435          414

Saxon Asset Securities Trust, 6.73%, 2/25/27                500          482

Total Non-U.S. Government Mortgage-Backed
Securities (Cost  $2,750)                                              2,638


MUNICIPAL BONDS  0.1%

Taxable Municipal  0.1%

University of Miami, 6.90%, 4/1/04 (MBIA Insured)            50           49

Total Municipal Bonds (Cost  $50)                                         49


MONEY MARKET FUNDS  1.3%

Reserve Investment Fund, 6.18% #                            630          630

Total Money Market Funds  (Cost  $630)                                   630

Total Investments in Securities
99.0% of Net Assets (Cost  $48,683)                                  $47,264

Other Assets Less Liabilities                                            458

NET ASSETS                                                           $47,722
                                                                  ----------

Net Assets Consist of:
Accumulated net investment income
- net of distributions                                                 $(193)

Accumulated net realized gain/loss - net of distributions             (2,302)

Net unrealized gain (loss)                                            (1,419)

Paid-in-capital applicable to 10,826,547 shares
of $0.0001 par value capital stock outstanding;
4,000,000,000 shares of the Corporation authorized                    51,636

NET ASSETS                                                           $47,722
                                                                  ----------

NET ASSET VALUE PER SHARE                                              $4.41
                                                                  ----------



    !  Private Placement
    #  Seven-day yield
  CMO  Collateralized Mortgage Obligation
  ETC  Equipment Trust Certificate
 MBIA  Municipal Bond Investors Assurance Corp.
  MTN  Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers--total of such securities at period-end amounts to 4.0% of net assets.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2000

Statement of Net Assets                               Par/Shares       Value
--------------------------------------------------------------------------------
                                                            In thousands


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  100.3%

U.S. Government Guaranteed Obligations  97.5%
Government National Mortgage Assn.

  I

     6.00%, 4/15/28 - 5/15/29                        $    4,000   $    3,643

     6.50%, 9/15/25 - 8/15/29                            11,669       10,952

     7.00%, 4/15/24 - 10/15/29                           10,291        9,929

     7.50%, 7/15/23 - 2/15/30                            11,833       11,654

     8.00%, 4/15/17 - 3/15/30                             5,327        5,358

     8.50%, 6/15/16 - 3/15/27                             1,287        1,316

     9.00%, 8/15/08 - 8/15/21                               636          661

     9.50%, 6/15/09 - 7/15/20                               190          198

     10.00%, 12/15/17 - 3/15/26                           1,056        1,132

     10.50%, 7/15/15 - 11/15/19                             416          454

     11.00%, 12/15/09 - 12/15/15                             57           62

     11.50%, 7/15 - 12/15/15                                 19           21

  II

     6.50%, 11/20/28                                        905          845

     8.00%, 5/20 - 6/20/29                                  762          762

     8.50%, 6/20/29                                         188          191

     9.00%, 5/20/22 - 3/20/25                               140          145

     9.50%, 2/20/17 - 12/20/20                              102          107

     10.00%, 1/20/14 - 3/20/21                               98          104

     11.00%, 9/20/17                                         13           14

Construction Loan, I, 6.75%, 7/15/00 - 5/1/29             1,136        1,042

CMO, I, 7.00%, 5/16/24                                    3,000        2,870

GPM, I

     9.25%, 7/15/16 - 7/15/17                                 8            9

     9.50%, 7/15/09                                          30           32

     10.00%, 8/15/13                                          2            2

Project Loan, I

     6.70%, 4/15/34                                         466          431

     7.37%, 8/15/33                                         396          384

     8.00%, 11/15/17                                        382          387

     Principal Only, Zero Coupon, 3/16/28                   422          283

Government National Mortgage Assn.

     REMIC, 7.00%, 5/16/24                           $    3,000   $    2,870

     TBA, I, 7.50%, 5/15/12                                 503          508

                                                                      56,366

U.S. Government Agency Obligations  2.8%

Federal Home Loan Mortgage, REMIC, 5.85%, 11/15/17           14           14

Federal National Mortgage Assn.

     6.50%, 1/1/26 - 1/1/30                               1,285        1,201

  CMO, Interest Only, 8.50%, 4/1/22**                       248           44

  REMIC, 5.00%, 8/25/22                                      16           15

  Principal Only, Zero Coupon, 10/25/21                     392          366

                                                                       1,640

Total U.S. Government Mortgage-Backed
Securities (Cost  $59,973)                                            58,006


ASSET-BACKED SECURITIES  0.0%

Home Equity Loans-Backed  0.0%
Prudential Home Mortgage Securities, 6.00%, 10/25/07          2            2

Total Asset-Backed Securities (Cost  $2)                                   2


MONEY MARKET FUNDS  1.8%

Reserve Investment Fund, 6.18% #                          1,034        1,034

Total Money Market Funds (Cost $ 1,034)                                1,034

Total Investments in Securities
102.1% of Net Assets (Cost  $61,009)                                 $59,042

Other Assets Less Liabilities                                         (1,230)

NET ASSETS                                                           $57,812
                                                                   ----------
Net Assets Consist of:
Accumulated net investment income - net of distributions               $(244)

Accumulated net realized gain/loss - net of distributions             (1,405)

Net unrealized gain (loss)                                            (1,967)

Paid-in-capital applicable to 6,281,453 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares of the
Corporation authorized                                                61,428

NET ASSETS                                                           $57,812
                                                                  ----------

NET ASSET VALUE PER SHARE                                              $9.20
                                                                  ----------


   ** For Interest-Only securities, par amount represents notional principal, on which the fund receives interest.
    #   Seven-day yield
  CMO   Collateralized Mortgage Obligation
  GPM   Graduated Payment Mortgage
REMIC   Real Estate Mortgage Investment Conduit
  TBA To be announced security was purchased on a forward commitment basis.

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands                       Cash Reserves   Limited-Term           GNMA
                                            Fund      Bond Fund           Fund



                                        6 Months       6 Months       6 Months
                                           Ended          Ended          Ended
                                         4/30/00        4/30/00        4/30/00

Investment Income (Loss)
Interest income                        $  78,025      $   1,609      $   2,172

Expenses
Investment management
and administrative                         5,858            134            177

Net investment income (loss)              72,167          1,475          1,995

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities       (26)          (797)          (901)

Change in net unrealized gain or loss
  on securities                               --             27           (332)

Net realized and unrealized gain (loss)      (26)          (770)        (1,233)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                 $  72,141      $     705      $     762

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Cash Reserves Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets

In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        4/30/00     10/31/99

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                       $   72,167   $  103,946

  Net realized gain (loss)                                  (26)          (4)

  Increase (decrease) in net assets from operations       72,14      103,942

Distributions to shareholders

  Net investment income                                 (72,167)    (103,946)

Capital share transactions *

  Shares sold                                         2,401,146    3,301,638

  Distributions reinvested                               69,053       99,573

  Shares redeemed                                    (2,169,742)  (2,845,153)

  Increase (decrease) in net assets from capital
  share transactions                                    300,457      556,058

Net Assets
Increase (decrease) during period                       300,431      556,054

Beginning of period                                   2,440,601    1,884,547

End of period                                        $2,741,032   $2,440,601
                                                     ------------------------

*Share information

  Shares sold                                         2,401,146    3,301,638

  Distributions reinvested                               69,053       99,573

  Shares redeemed                                    (2,169,742)  (2,845,153)

  Increase (decrease) in shares outstanding             300,457      556,058


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Limited-Term Bond Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        4/30/00     10/31/99

Increase (Decrease) in Net Assets

Operations

    Net investment income (loss)                     $    1,475   $    2,921

    Net realized gain (loss)                               (797)        (144)

    Change in net unrealized gain or loss                    27       (2,174)

    Increase (decrease) in net assets from operations       705          603

Distributions to shareholders

    Net investment income                                (1,475)      (2,921)

Capital share transactions *

    Shares sold                                           7,572       28,634

    Distributions reinvested                              1,001        2,063

    Shares redeemed                                     (13,073)     (16,291)

    Increase (decrease) in net assets from capital
    share transactions                                   (4,500)      14,406

Net Assets
Increase (decrease) during period                        (5,270)      12,088

Beginning of period                                      52,992       40,904

End of period                                        $   47,722   $   52,992
                                                     ------------------------
*Share information

    Shares sold                                           1,708        6,229

    Distributions reinvested                                226          453

    Shares redeemed                                      (2,946)      (3,572)

    Increase (decrease) in shares outstanding            (1,012)       3,110

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        4/30/00     10/31/99

Increase (Decrease) in Net Assets
Operations

     Net investment income (loss)                    $    1,995   $    3,658

     Net realized gain (loss)                              (901)         (56)

     Change in net unrealized gain or loss                 (332)      (2,837)

     Increase (decrease) in net assets from operations      762          765

Distributions to shareholders

     Net investment income                               (1,995)      (3,658)

Capital share transactions *

     Shares sold                                         10,433       35,537

     Distributions reinvested                             1,335        2,630

     Shares redeemed                                    (16,566)     (18,002)

     Increase (decrease) in net assets from capital
     share transactions                                  (4,798)      20,165

Net Assets
Increase (decrease) during period                        (6,031)      17,272

Beginning of period                                      63,843       46,571

End of period                                        $   57,812   $   63,843
                                                     ------------------------
*Share information

     Shares sold                                          1,128        3,684

     Distributions reinvested                               145          274

     Shares redeemed                                     (1,794)      (1,874)

     Increase (decrease) in shares outstanding             (521)       2,084


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2000


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Summit Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Summit Cash Reserves Fund (the Cash Reserves Fund), the Summit Limited-Term Bond Fund (the Limited-Term Bond Fund), and the Summit GNMA Fund (the GNMA Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on October 29, 1993. The Cash Reserves Fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income by investing in high-quality, U.S. dollar-denominated money market securities of U.S. and foreign issuers. The Limited-Term Bond Fund seeks a high level of income consistent with moderate fluctuations in principal value by investing primarily in short- and intermediate-term bonds. The GNMA Fund seeks a high level of income and maximum credit protection by investing primarily in GNMA securities backed by the full faith and credit of the U.S. government.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation   Debt securities are generally traded in the over-the-counter market. Except for securities held by the Cash Reserves Fund, investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Cash Reserves Fund are valued at amortized cost.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts   Premiums and discounts on debt securities, other
     than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


Note 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, for the six months ended April 30, 2000, were as follows:

--------------------------------------------------------------------------------
                                                   Limited-Term
                                                      Bond Fund     GNMA Fund

U.S. government securities

     Purchases                                       $9,041,000   $17,170,000

     Sales                                            9,421,000    21,410,000

Other securities

     Purchases                                       10,448,000            --

     Sales                                           13,155,000         9,000


Note 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 1999, the Cash Reserves Fund had capital loss carryforwards for federal income tax purposes of $4,000, all of which expires in 2007; the Limited-Term Bond Fund had capital loss carryforwards for federal income tax purposes of $1,484,000, of which $808,000 expires in 2002, $354,000 in 2003, and $322,000 thereafter through
     2007; the GNMA Fund had capital loss carryforwards for federal income tax purposes of $405,000, of which $131,000 expires in 2003, $142,000 in 2004, and $132,000 in 2005. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At April 30, 2000, the costs of investments for the Cash Reserves, Limited-Term Bond, and GNMA Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $2,723,393,000 $,48,683,000, and $61,009,000, respectively. For the Cash
     Reserves Fund, amortized cost is equivalent to value; and for the Limited-Term Bond and GNMA Funds, net unrealized gain (loss) on investments was as follows:

--------------------------------------------------------------------------------
                                                   Limited-Term
                                                      Bond Fund     GNMA Fund


     Appreciated investments                         $   16,000    $   79,000

     Depreciated investments                         (1,435,000)   (2,046,000)

     Net unrealized gain (loss)                     $(1,419,000)  $(1,967,000)
                                                    --------------------------


Note 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $1,074,000, $38,000, and $48,000 were payable at April 30, 2000, by the Cash Reserves, Limited-Term Bond, and GNMA Funds, respectively. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Cash Reserves Fund, 0.55% of average daily net assets for the Limited-Term Bond Fund, and 0.60% of average daily net assets for the GNMA Fund. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by each fund.

     Additionally, the Cash Reserves Fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 0.4% of the outstanding shares of the fund at April 30, 2000. For the six months then ended, the Cash Reserves Fund was allocated $2,000 of Spectrum expenses.

     The Limited-Term Bond and GNMA Funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Limited-Term Bond and the GNMA Funds for the six months ended April 30, 2000, totaled $28,000 and $40,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------
Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.          C10-051  4/30/00